OnTrack Core Fund

Advisor Class Shares: OTRGX

Investor Class Shares: OTRFX

July 19, 2013

SUPPLEMENT TO EACH SHARE CLASS PROSPECTUS

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After the close of business July 31, 2013, the OnTrack Core Fund (the "Fund") will close to substantially all new investors.

However, investment advisors who hold the OnTrack Core Fund on that date – in either share class – may continue to hold their shares and make additional purchases subsequent to July 31, 2013, in either share class for any existing or new accounts under their management.

Individual shareholders who hold the OnTrack Core Fund as of close of business July 31, 2013, may continue to hold their shares and make additional purchases subsequent to July 31, 2013, in either share class for their account.

Except as otherwise noted, these restrictions apply to investments made directly with the Fund through its transfer agent, investments made indirectly through financial institutions and investments made indirectly through financial intermediaries.  Once an account is closed, additional investments will not be accepted unless you are one of the investors listed above.  Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted.  Fund management reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund, (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund, and (iii) close and re-open the Fund to new or existing shareholders at any time.

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Please retain this supplement with your Prospectus for future reference.  You may obtain more information about the Fund at www.advisorspreferred.com or by calling toll-free 1-855-747-9555.